UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN		37662
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.	Other Events

As previously disclosed, on January 26, 2012, Eastman Chemical Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solutia Inc. (“Solutia”) and Eagle Merger Sub Corporation, a subsidiary of the Company (“Merger Sub”).

Pursuant to the Merger Agreement, at the closing of the merger (as defined below) (the “Effective Time”), Merger Sub will merge with and into Solutia, with Solutia surviving the merger as an indirect wholly-owned subsidiary of the Company (the “merger”). At the Effective Time, each outstanding share of common stock of Solutia will be canceled and converted automatically into the right to receive (subject to certain limitations set forth in the Merger Agreement) (i) $22.00 in cash and (ii) 0.12 shares of the Company’s common stock.

The consummation of the merger is subject to various customary closing conditions, including (i) approval by Solutia’s stockholders, (ii) receipt of various regulatory approvals, and (iii) the absence of a material adverse effect on Solutia or the Company.

Completion of the merger is anticipated to occur by mid-2012, although there can be no assurance the merger will occur within the expected timeframe or at all.

This Current Report on Form 8-K includes certain unaudited condensed combined pro forma financial information of the Company as of March 31, 2012, for the three months ended March 31, 2012 and for the year ended December 31, 2011, giving effect to the completion of the merger.

This Current Report on Form 8-K includes forward-looking statements concerning, among other things, the merger, including the timing of completion thereof and the Company’s financial condition and results of operations after giving effect thereto. All such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from such expectations are detailed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Form 10-Q filed for first quarter 2012.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
99.1	The Company’s Unaudited Pro Forma Condensed Combined Statement of Financial Position as of March 31, 2012 and Unaudited Pro Forma Condensed Combined Statements of Earnings for the three months ended March 31, 2012 and the year ended December 31, 2011, in each case giving effect to the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

By:	/s/ Scott V. King
Name:	Scott V. King
Title:	Vice President, Controller and Chief Accounting Officer

Date: May 18, 2012

EXHIBIT INDEX

Number	Exhibit
99.1	The Company’s Unaudited Pro Forma Condensed Combined Statement of Financial Position as of March 31, 2012 and Unaudited Pro Forma Condensed Combined Statements of Earnings for the three months ended March 31, 2012 and the year ended December 31, 2011, in each case giving effect to the merger.

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